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                                                                    EXHIBIT 23.1

       CONSENT OF SUPERCONDUCTOR TECHNOLOGIES INC. INDEPENDENT ACCOUNTANTS


      We hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 18, 2002, except for Note 14 "Subsequent Event" for which the date is March 12, 2002, relating to the financial statements and financial statement schedule of Superconductor Technologies Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

October 30, 2002